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                                                                    EXHIBIT 10.9


                               FIRST AMENDMENT TO
                           COOPER CAMERON CORPORATION
                 SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN


     WHEREAS, COOPER CAMERON CORPORATION (THE "COMPANY") has heretofore adopted the COOPER CAMERON CORPORATION SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN (THE "PLAN") for the benefit of the eligible employees of the Employer (as defined in the Plan); and

     WHEREAS, the Company desires to amend the Plan;

     NOW, THEREFORE, in consideration of the premises, the Plan shall be and is hereby amended as follows, effective as of April 1, 1996:

     1. The references to "Section 401(a)(17) or Section 415" in the first "WHEREAS" clause and in Article II of the Plan shall be deleted and the references "Section 401(a)(17), 401(k)(3), 401(m), 402(g)(l) or 415" shall be substituted therefor.

     2. The reference to "Cooper Cameron Corporation Management Incentive Compensation Deferral Plan" in Section 1.1(g) of the Plan shall be deleted and the reference "Cooper Cameron Corporation Compensation Deferral Plan" shall be substituted therefor.

     3.  The references to "Sections 401(a)(17) and 415" in Sections 3.1(a) and
(b) of the Plan shall be deleted and the references "Section 401(a)(17), 401(k)(3), 401(m), 402(g)(1) and 415" shall be substituted therefor.

     4.  The following shall be added to Section 3.1 of the Plan:

     "Notwithstanding the foregoing, the credits pursuant to paragraph (a) above respecting the provisions of Sections 401 (a)(17), 401(m), and 415 of the Code and pursuant to paragraph (b) above are contingent upon such Member electing the maximum cash or deferred contributions under the Cooper Cameron Savings Plan pursuant to Section 402(g) of the Code or as permitted under the terms of the Cooper Cameron Savings Plan."

     5. The references to "Sections 401(a)(17) and 415" in Section 3.2 of the Plan shall be deleted and the references "Section 401(a)(17), 401(k)(3), 402(g)(1) and 415" shall be substituted therefor.

     6. The reference to "6%" in Section 3.2 of the Plan shall be deleted and the reference "10%" shall be substituted there for.



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     7.  The following shall be added after the phrase "as of the last day of each month" in the second sentence of Section 3.3 of the Plan:

         "preceding April 1, 1996,"

     8. The reference to "Supplemental Matching and Supplemental Basic Accounts" in the first sentence of Section 5.1 of the Plan shall be deleted and the reference "Supplemental Matching, Supplemental Basic and Supplemental Post-Tax Accounts" shall be substituted therefor.

     9. The reference to "Section 3.3" in the second sentence of Section 5.1 of the Plan shall be deleted and the reference "Section 3.4" shall be substituted therefor.

     10. The first sentence of Section 5.2 of the Plan shall be deleted and the following shall be substituted therefor:

     "The benefits payable under the Plan from a Participant's Supplemental Matching, Supplemental Basic and Supplemental Post-Tax Accounts shall be paid to the Participant, or in the event of his death to his Beneficiary, in one lump sum payment; provided, however, the Compensation Committee of the Board may, in its sole discretion, direct that such benefits be paid to or on behalf of a Participant to the same recipient(s) in the same manner and form as, and coincident with, the payment of the benefits of such Participant under the Cooper Cameron Savings Plan."

     11. As amended hereby, the Plan is specifically ratified and reaffirmed.

EXECUTED at Houston, Texas, this 20th day of February, 1996.


                                      COOPER CAMERON CORPORATION



                                      BY:  /s/ Franklin Myers
                                         ----------------------------------
                                         NAME:   Franklin Myers
                                         TITLE:  Senior Vice President,
                                                 General Counsel and Secretary





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